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                                                                    EXHIBIT 10.1


                         APPLIED SYSTEMS, INC.
                              STOCK OPTION PLAN

                              I.  INTRODUCTION

                 1.1 Purposes. The purposes of the Applied Systems Group, Inc. Stock Option Plan (the "Plan") are to align the interests of the stockholders of Applied Systems Group, Inc., a Delaware corporation (the "Company"), and its Subsidiary Companies (as defined below) and the recipients of options under the Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other employees and well-qualified persons who are not officers or employees of the Company or any of its Subsidiary Companies for service as directors of the Company. For purposes of the Plan, the term "Subsidiary Companies" shall mean all corporations which are subsidiary corporations (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and of which the Company is the common parent. The Company and its Subsidiary Companies are sometimes hereinafter called collectively the "Participating Companies."

                 1.2 Administration. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board, each of whom shall be (a) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) an "outside director" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing sentence, if not required by Rule 16b-3 and/or if not required for the compensation paid in connection with options granted under the Plan to constitute "qualified performance-based compensation" under regulations promulgated under Section 162(m) of the Code, the Committee need not consist wholly of "non-employee directors" or "outside directors".

                 The Committee shall, subject to the terms of the Plan and in its sole discretion, select eligible officers and other employees for participation in the Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. In addition to the power to amend or terminate the Plan pursuant to Section 4.2, the Committee shall have the full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper
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administration of the Plan; (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan; and (iv) impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All interpretations, rules, regulations, conditions and decisions of the Committee shall be final, conclusive and binding upon all persons, including the Participating Companies, any participant, and any other employee of the Participating Companies. Each option hereunder shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions applicable to such option.

                 The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that, unless the last sentence of the first paragraph of this Section 1.2 applies, the Committee may not delegate its power and authority with regard to (i) the grant of an option to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an option hereunder to such employee would be outstanding or (ii) the selection for participation in the Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option grant to such an officer or other person.

                 No member of the Board or Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Participating Companies in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

                 A majority of members of the Committee may determine its actions and fix the time and place of its meetings.

                 1.3.  Eligibility.  Participants in the Plan shall consist of
(i) such officers and other employees of the Participating Companies as the Committee in its sole discretion may select from time to time and (ii) each Independent Director (as such term is defined in Section 3.1) of the Company who shall be eligible to participate in the Plan in accordance with Section
III. With respect to persons referred to in clause (i), the Committee's selection of any such person to participate in the

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Plan at any time shall not require the Committee to select such person to participate in the Plan at any other time.

                             II.  STOCK OPTIONS

                 2.1. Grants of Stock Options. The Committee may, in its discretion, grant options to purchase shares of common stock, $.01 par value, of the Company ("Common Stock") to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option. An incentive stock option may not be granted to any person who is not an employee of the Participating Companies. Each incentive stock option shall be granted within ten years of the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, as described in Section 4.1.
To the extent that the aggregate Fair Market Value (as hereinafter defined), determined as of the date of grant, of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Participating Companies) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. For purposes of the Plan, the fair market value of a share of Common Stock on a given day shall be the last sale price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined, or, if the Common Stock is listed on a national securities exchange, the last sale price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported ("Fair Market Value"); provided, however, that for dates on or before the date of the closing of the initial public offering of the Common Stock, Fair Market Value shall mean the initial public offering price of the Common Stock; and provided further that, if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

                 2.2. Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable:

                 (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase





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price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an incentive stock option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; and provided further that, if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Participating Companies (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

                 (b) Option Period and Exercisability. The period during which an option may be exercisable shall be determined by the Committee; provided, however, that no incentive stock option shall be exercisable later than ten years after its date of grant; and provided further that, if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable later than five years after its date of grant. The Committee may, in its discretion, establish other conditions which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

                 (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker- dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of Common Stock which would be required





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to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

                 2.3. Termination of Employment. (a) Nonqualified Stock Options. Subject to Section 4.8 and unless otherwise specified in the Agreement relating to a nonqualified stock option, if the employment with the Participating Companies of a holder of a nonqualified stock option terminates by reason of retirement on or after age 65 and after such optionee has completed at least five years of employment with the Participating Companies, Disability (as defined below) or death, each nonqualified stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option. For purposes of the Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

                 Subject to Section 4.8 and unless otherwise specified in the Agreement relating to a nonqualified stock option, if the employment with the Participating Companies of a holder of a nonqualified stock option terminates for any reason other than retirement on or after age 65 after completion of at least five years of employment with the Participating Companies, Disability or death, each nonqualified stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option; provided, however, that if such optionee's employment is terminated for Cause (as defined below), all nonqualified stock options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. For purposes of the Plan, "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Participating Companies, refusal to perform, or substantial disregard of, duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Participating Companies.





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                 Subject to Section 4.8 and unless otherwise specified in the
Agreement relating to a nonqualified stock option, if the holder of a nonqualified stock option dies during the one year period following termination of employment by reason of either retirement on or after age 65 after completion of at least five years of employment with the Participating Companies, or Disability or if the holder of a nonqualified stock option dies during the three month period following termination of employment for any other reason other than Cause, retirement on or after age 65 after completion of at least five years of employment with the Participating Companies or Disability (or, in each case, such other period as the Committee may specify in the Agreement relating to an option), each nonqualified stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and
(ii) the expiration date of the term of such option.

                 (b) Incentive Stock Options. Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an incentive stock option, if the employment with the Participating Companies of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each incentive stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

                 Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an incentive stock option, if the employment with the Participating Companies of a holder of an incentive stock option terminates by reason of death, each incentive stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

                 Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an incentive stock option, if the employment with the Participating Companies of a holder of an incentive stock option terminates for any reason other than





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Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of
(i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option; provided, however, that if such optionee's employment is terminated for Cause, all incentive stock options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment.

                 Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an incentive stock option, if the holder of an incentive stock option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an incentive stock option dies during the three-month period following termination of employment for any reason other than Cause, Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

             III.  PROVISIONS RELATING TO INDEPENDENT DIRECTORS

                 3.1 Eligibility. Each member of the Board who is not an employee, either full-time or part-time, of any of the Participating Companies (an "Independent Director") shall be granted options to purchase shares of Common Stock in accordance with this Section III.

                 3.2 Grants of Stock Options. Each Independent Director shall be granted non-qualified stock options as follows:

                 (a) Time of Grant. Each person who is an Independent Director on the date of the closing of the initial public offering of the Common Stock (the "IPO") shall, not later than 60 days after the date of closing of the IPO, be granted an option to purchase 5,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option. Each person who begins to serve as an Independent Director following the date of the closing of the initial public offering of the Common Stock shall be granted an





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option to purchase 5,000 shares of Common Stock on the date such service commences at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option, provided, however, that such grant shall not be made to a person who becomes an Independent Director by reason of termination of employment with the Participating Companies. On the last day of each full calendar quarter following the closing of the initial public offering of the Common Stock, each person who is an Independent Director for not less than 45 days of such calendar quarter shall be granted an option to purchase 500 shares of Common Stock at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option.

                 (b) Option Period and Exercisability. Each option granted under this Article III shall be fully exercisable on and after its date of grant. Each option granted under this Article III shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article III shall be exercisable in accordance with Section 2.2(c).

                 (c) Termination of Directorship. If the holder of an option granted under this Article III shall cease to be a member of the Board for any reason, each such option held by such optionee may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the date such optionee ceased to be a member of the Board and (ii) the expiration date of the term of such option.

                 (d) Death Following Termination of Directorship. If the holder of an option granted under this Article III dies during the one year period following the date on which such optionee ceased to be a member of the Board, each such option may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

                                IV.  GENERAL

                 4.1 Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock outstanding, shall become effective on the date of such approval. In the event that the Plan is not so approved, the Plan and any options granted hereunder shall be null and void and of no force or effect. The Plan shall terminate ten years after its effective date, unless terminated earlier by the Board.





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Termination of the Plan shall not affect the terms or conditions of any option granted prior to termination.

                 Options may be granted hereunder at any time prior to the termination of the Plan; provided, however, that no option may be granted later than ten years after the effective date of the Plan; and provided further, that no incentive stock option may be granted later than ten years after the earlier of the date the Plan was adopted and the effective date of the Plan.

                 4.2 Amendments. The Board or the Committee may amend the Plan or any outstanding option from time to time as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Section 422 of the Code and Section 162(m) of the Code; provided, however, that no such amendment shall be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under the Plan (subject to Section 4.7), (ii) effect any change inconsistent with Section 422 of the Code or (iii) extend the term of the Plan. Furthermore, no amendment to the Plan or any outstanding option may impair the rights of a holder of an outstanding option without the consent of such holder.

                 4.3 Agreement. Each option under the Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such option. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

                 4.4 Non-Transferability. Options acquired under the Plan are not transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or the Committee. Except to the extent permitted by the foregoing sentence or the Agreement relating to an option, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

                 4.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide





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that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company,
(B) delivery to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the optionee's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

                 4.6 Restrictions on Shares. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.
The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                 4.7 Maximum Number of Shares. The maximum number of shares of the Common Stock which may be granted under the Plan is 1,500,000, subject to adjustment as herein set forth and reduced by the sum of the aggregate number of shares of Common Stock





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which become subject to outstanding options.  To the extent that shares of
Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option, then such shares of Common Stock shall again be available under the Plan.

                 Common Stock delivered hereunder may be purchased for optionees in the open market (on an exchange or in negotiated transactions) or may be previously acquired treasury shares, authorized and unissued shares, or any combination of shares purchased in the open market, previously acquired treasury shares or authorized and unissued shares.

                 To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any fiscal year of the Company to any person shall be 500,000, subject to adjustment as herein set forth.

                 If the Company shall, at any time after the effective date of the Plan, change its issued Common Stock into an increased or reduced number of shares, with or without par value, through any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the maximum number of shares and class of shares which thereafter may be granted under the Plan, the number and class of shares subject to each outstanding option, the purchase price per share, and the number of shares subject to each option to be granted to Independent Directors pursuant to
Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without any change in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional share being (i) available under the Plan, such fractional share shall be disregarded, or (ii) subject to an option under the Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such share (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

                 4.8 Change in Control. (a) Notwithstanding any provision in the Plan or any Agreement, in order to maintain the participants' rights in the event of any Change in Control of the





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Company, as hereinafter defined, upon such Change in Control, all outstanding options shall immediately be exercisable in full.  (b) For purposes of this
Section 4.8, "Change in Control" shall mean:

                 (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of both (x) 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Eustace Family (as hereinafter defined); provided, however, that the following acquisitions shall not constitute a Change in
Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities unless such outstanding convertible or exchangeable securities were acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection
(3) of this Section 4.8(b) shall be satisfied or (E) any acquisition by any member of the Eustace Family; and provided further that, for purposes of clause
(B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any member of the Eustace Family) shall, by reason of an acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of (x) 25% or more of the Outstanding Company Voting Securities and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Eustace Family, and such Person shall, after such acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

                 (2) individuals who, as of the date of the closing of the Company's initial public offering of Common Stock, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however,





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
that any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall other than the Board be deemed to have been a member of the Incumbent Board;

                 (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or of the issuance of shares of Common Stock in connection therewith unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Voting Securities, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, (x) 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities of such corporation equal to or in excess of the combined voting power of the then outstanding securities of such corporation held by the Eustace Family and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation or issuance of shares of Common Stock; or

                 (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Voting Securities, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, (x) 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities thereof equal to or in excess of the combined voting power of the then outstanding securities thereof held by the Eustace Family and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

         (c)  For purposes of this Section 4.8, "Eustace Family" means Robert
R. Eustace, Elsa M. Eustace, any descendant of Robert R. Eustace and Elsa M. Eustace or the spouse of any such descendant (collectively, the "Eustace Family Group"), any trust, partnership or other entity for the benefit of any member of the Eustace Family Group, any partnership in which any member of the Eustace Family Group is a partner, the estate of any member of the Eustace Family Group or any charitable organization established by any member of the Eustace Family Group or by any ancestor of Robert R. Eustace or Elsa M. Eustace.

                 4.9 No Right of Participation or Employment. No person shall have any right to participate in the Plan. Neither the Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Participating Companies or affect in any manner the right of the Participating Companies to terminate the employment of any person at any time without liability hereunder.

                 4.10 Stockholder's Rights. No person shall by reason of the Plan have any rights of a stockholder of the Company until he or she shall acquire Common Stock as herein provided.

                 4.11 Designation of Beneficiary. Each optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

                 Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

                 If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

                 4.12 Governing Law. The Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.